REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES
Exhibit 99.1

40th ANNUAL HOWARD
WEIL CONFERENCE
Randy L. Limbacher
Chairman, CEO & President
March 28, 2012

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility;
derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder);
uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance;
potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2011 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the
Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used (cont.)

• 2012 Plans
• Quality Asset Base
• Business Plan Execution
• Growth Catalysts
• Financial Strength
Agenda

• $640 million of capital; more than 90 percent allocated to Eagle Ford
• Four to five-rig program in Eagle Ford Area; 60 completions per year
 • Continued liquids-rich development
 • Additional focus on Briscoe Ranch and Karnes Trough area
• Completion of seven-well horizontal drilling program in Southern Alberta
 Basin
 • Test new stimulation methodology
 • Maintain and high-grade acreage position
• Base capital program funded from internally-generated cash flow supplemented by borrowings under current credit facility and divestitures
 • Eagle Ford program self-funding by year-end
 • Complete Lobo and Olmos divestiture
• Debt-to-Capitalization ratio approximately 30%
• Approximately 40% production growth over 2011
2012 Plans

(By Region)

Other
5%
Southern
Alberta
Basin
10%
Eagle
Ford
85%

(By Region)

Other
2%
Southern
Alberta
Basin
5%
Eagle
Ford
93%

Includes capitalized interest and other corporate costs.
Excludes New Ventures and A&D.
2012E
2012E
2011
2011
Capital Expenditures
Total: $640MM
Total: $480MM

MBOE/d
Eagle Ford
Other
Non-Core
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
20.7
13.2
6.4
1.1
22.4
12.3
5.2
4.9
24.0
10.8
5.0
8.2
24.5
8.6
4.6
11.3
25.9
6.7
4.3
14.9
26.8
1.5
3.7
21.6
25.6
3.9
21.7
32.0
4.6
27.4
36.7 - 40.0
41.7 - 46.7
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
2012 Guidance
2012 Exit Rate

Quarterly Production Performance
% Liquids: 14 19 24 29 33 46 51 49 57 58

QUALITY ASSET BASE

Alberta Basin
300,000 net acres
6 BBOE hydrocarbon resource in place
1500 potential locations
Exploration underway
11 delineation wells completed
4 horizontal wells drilled
Horizontal completions underway
Eagle Ford Liquids
50,000 net acres
20 TCFE hydrocarbon resource in place
628 potential remaining locations
61 horizontal wells completed*
28.8 Mboe/d net*
Eagle Ford Dry Gas
15,000 net acres
5 TCFE hydrocarbon resource in place
171 potential locations
4 horizontal wells completed*
0.4 Mboe/d net*
South Texas
(Non-Eagle Ford)
60,000 net acres
Numerous stacked reservoirs
3.3 Mboe/d net*
* End of 4Q 2011
Asset Base High-Graded
On February 15, 2012,
Rosetta entered into
purchase and sale
agreement for its Lobo
assets and a portion of its
Olmos assets in S. Texas

BUSINESS PLAN EXECUTION

2009
Other 17
Non-Core 34
Eagle Ford 7
2010
Non-Core 14
Other 13
Eagle Ford 53
2011
Other 12
Eagle Ford 149
Eagle Ford
Other
Non-Core

Proved Reserves - Doubled Since YE 2010
58 MMboe
80 MMboe
161 MMboe

Gates Ranch

Field-wide development plans on 65-acre well spacing

12

Original 65-Acre
Test Areas

1700 feet
+/- 1700 feet
+/- 1700 feet
850 feet
425 feet
ORIGINAL CASE
Area = 195 acres
OHIP = 15.5 MMboe
98-acre well spacing
Well EUR = 1.7 MMboe
Total 195 acre EUR = 3.4 MMboe
RF = 22%
565 feet
283 feet
BEST CASE
Area = 195 acres
OHIP = 15.5 MMboe
65-acre well spacing
Assumed 100% incremental reserves
Total 195 acre EUR = 5.0 MMboe
Well EUR = 1.7 MMboe
RF = 32%
565 feet
283 feet
WORST CASE
Area = 195 acres
OHIP = 15.5 MMboe
65-acre well spacing
Assumed 100% acceleration of reserves
Total 195 acre EUR = 3.4 MMboe
Well EUR = 1.1 MMboe
RF = 22%
Gates Ranch - Well Spacing Illustration

Gates Ranch Daily Production
Daily Equivalent Oil Production (BOED)
1000
100
0
100
200
300
400
500
600
700
800
900
Days

Composite Type Curve - 1.7 MMBOE
South Type Curve - 1.9 MMBOE
North Type Curve - 1.4 MMBOE
Gates Ranch Well Performance - North and South Areas

Gates Ranch Daily Production with Downspaced Wells

Daily Equivalent Oil Production (BOED)
1000
100
0
50
100
150
200
250
300
Days

6 Gates Ranch North wells spaced 425 to 565 feet apart (50 to 65 acres per well).
21 Gates Ranch North wells spaced roughly 850 feet apart (100 acres per well).
Note: In order to compare like well performance, the well population chosen was all of our down-spaced wells with production history and all of the non down-spaced wells offsetting them on the same row where similar depths and liquids ratios exist.
Eagle Ford Well Performance
Gates Ranch down-spaced well performance plotted against offsetting non down-spaced wells

Webb County Eagle Ford Wells - Time Normalized Oil Equivalents

100,000
10,000
1,000
100
Oil Equivalents (BOE/Month)
0
5
10
15
20
25
30
35
40
Time From Start of Production (Months)
Rosetta Average
Average of Other Operators
Webb

Gates Ranch Differential Well Performance
Wet Gas/Condensate Window
ROSETTA RESOURCES
Eagle Ford Production

300
250
200
150
100
50
0
MMcf/d
Mboe/d
170
25
40
70
35
51
190
45
57
195
50
59
245
100
74
80
70
60
50
40
30
20
10
0
TODAY
May 12
Jul 12
Apr 13
Daily Production Rates
Net Equivalent Oil (Mboe/d)[1]
Illustrative Weighted Average of Gates, Briscoe, Karnes
Gross Wellhead Gas (MMcf/d):
REM Gathering – LaGrange/Jackson Plant
Eagle Ford Gathering – (Copano) Houston Central Plant
Dos Hermanas Gathering – King Ranch Plant
Regency Gathering – Enterprise Plant

¹ Net equivalent oil production
 (Mboe/d) equals gross wet
 wellhead gas (MMcf/d)
 adjusted for shrinkage, NGL
 yield, condensate yield, and
 average royalty at a 6
 Mcf/Bbl conversion ratio
Eagle Ford - Firm Gas Transportation Capacity
Gross Wet
Takeaway
MMcf/d
Net Production
Mboe/d

Ratio Net Mboe/d1 to Gross Wet Gas MMcf/d = 0.30 (Illustrative Weighted Average)
Gates Ranch = 0.225 ratio (assume 80%)
Briscoe Ranch = 0.30 ratio (assume 10%)
Karnes Trough = 0.92 ratio (assume 10%)

Eagle Ford - Oil Marketing
Gates Ranch / Dimmit County Properties
• Plains Crude Gathering (formerly Velocity) - Gathering capacity of
 25,000 Bbls/d to Gardendale Hub with up to 60,000 Bbls storage
• Long Term Crude Purchase Agreements
 • 5,000 Bbls/d @ Gardendale, Pipeline Mid-2012
 • Pricing based on Louisiana Light Sweet price less transportation
• Crude Oil Pricing Mix expected for 2012
 • Gates Ranch, Briscoe Ranch and Central Dimmit County Properties
 • 5,000 Bbls/d priced based on Louisiana Light Sweet (LLS) price less gravity and transportation adjustments starting in mid-2012
 • All other Condensate prices based on West Texas Intermediate (WTI) less gravity and transportation adjustments
Karnes Trough Properties
• WTI-based price (currently with premium), currently no gravity or transportation adjustment
• Trucking readily available

GROWTH CATALYSTS

Kinney
Uvalde
Medina
Bexar
Guadalupe
Lavaca
Karnes
Victoria
Goliad
Maverick
La Salle
McMullen
Refugio
San Patricio
Jim Wells
Nueces
Kleberg
OIL
CONDENSATE
GAS

Area	Window	Net Acreage
Gates Ranch	Liquids	26,500
Non-Gates Ranch	Liquids	23,500
Encinal Area	Dry Gas	15,000
TOTAL		65,000
Other Eagle Ford Areas

Briscoe Ranch

Planned full development and will last well into 2015

Discovery Well Test
• Southern Dimmit County Area
• 3,545 net acres
• 47 well locations remaining
• Initial Rate
 • 850 bpd Oil
 • 490 bpd NGL’s
 • 3,900 mcfpd
 • 1,990 BOEPD

Gates Ranch Daily Production with Briscoe EF #1

Briscoe Ranch #1
Daily Equivalent Oil Production (BOED)
1000
100
0
50
100
150
200
250
300
Days

Eagle Ford Well Performance
Briscoe Ranch well performance with Gates Ranch well performance and Gates Ranch average Type Curves
Composite Type Curve P90 (1.2 MMBOE) Composite Type Curve P50 (1.7 MMBOE)

Discovery Well Test
• Southern Gonzales County Area
• 1,900 net acres
• 21 well locations remaining
• Initial Rate
 • 2,450 bpd Oil
 • 250 bpd NGL’s
 • 2,000 mcfpd
 • 3,033 BOEPD
Delineation Well Test
 • 1,109 bpd Oil
 • 153 bpd NGL’s
 • 1,200 mcfpd
 • 1,463 BOEPD
Karnes Trough Area
2 rig activity ongoing and activity planned through 2013

Gates Ranch (75% NRI)	Briscoe Ranch (81.3% NRI)	Central Dimmit (75 – 77% NRI)	Karnes Trough (75 – 80% NRI)	Undelineated Acreage* (75 – 77% NRI)	Encinal (75 – 77% NRI)	Total
Drilling rig activity	2	---	---	2	0		4
Wells completed	57	1	2	1	0	4	65
Remaining locations*	268	47	125	21	167	171	799
Capital remaining	$2.2B	$0.4B	$1.0B	$0.2B	$1.3B	$1.4B	$6.5B
Rig years (16 wells per year)	17	3	8	2	10	11	51
Years remaining (60 wells per year)							13.3

Eagle Ford Inventory
+/- 800 net wells remaining
* Denotes roughly 10,000 net acres in the liquids window of the play in Webb, LaSalle, and Gonzales counties.

30 miles
45 miles
ALBERTA, CANADA
MONTANA, USA
RIVERBEND
BIG
ROCK
CHALK BUTTE
(WAVE)
BUFFALO LAKE
COYOTE SPRINGS
LITTLE ROCK
COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT

Delineation wells
Remaining Horizontal Wells
Southern Alberta Basin
3 of 7 horizontal wells tested with 4 more scheduled in 2nd quarter
Tribal Riverbend 07-04H
❑ Drilled +/- 3,500’ lateral length
❑ Middle Bakken interval
❑ Tested 154 BOEPD
Fee Simonson 34-01H
❑ Drilled +/- 3,700’ lateral length
❑ Middle Bakken interval
❑ Tested 104 BOEPD
Tribal Riverbend 12-13H
❑ Drilled +/- 3,500’ lateral length
❑ Middle Bakken interval
❑ Tested 403 BOEPD

• Confirmed significant resource in place, 6 billion BOE
• Advanced the well science work needed to “crack code” of complex play
 • Identified fracture azimuth and orientation
 • Achieved good vertical growth in initial stimulations
• Identified fracture stimulation design improvements to utilize in three of four remaining horizontal well completions
 • Improve isolation for more effective stimulations (cement liner and perf & plug)
• Targeted assumptions for well commerciality
 • IP 250 Boe/d, EUR 185 MBOE, 160-acre spacing, $4 million well costs
 • 21% ROR at $85 per barrel WTI
Next Steps
• Complete seven-well horizontal drilling program
• Maintain and high-grade acreage position
• Engage industry service providers to identify opportunities to expand infrastructure and reduce costs in the basin
• Monitor long-term production performance to confirm model
Southern Alberta Basin Key Learnings

FINANCIAL STRENGTH

	2012 Full Year
	(Guidance Range)
Direct Lease Operating Expense	$ 1.50	-	$ 1.65
Workover Expenses	0.06	-	0.07
Insurance	0.18	-	0.20
Ad valorem Tax	0.78	-	0.86
Treating and Transportation	3.78	-	4.14
Production Taxes	1.44	-	1.58
DD&A	11.10	-	11.70
G&A, excluding stock-based compensation	3.00	-	3.30
Interest Expense	1.50	-	1.65
Expense Guidance

Liquid Hedges
(BBLS/D)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$64
$64
$63
$81
X
$117
$81
X
$119
$83
X
$112
2012
2013
2014
Oil
NGL's

Natural Gas Hedges
(MMBTU/D x 1,000)
50
40
30
20
10
0
$5.13
X
$6.31
2012
2013
2014
Swaps
Collars

Note: Hedge position as of March 8, 2012. NGL hedges exclude the Ethane component

Commodity Hedges
20
12,300
9,250
3,000

Total Debt Structure
($MM)

400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
4Q 2010
4Q 2011
Drawn Revolver
2nd Lien
High Yield

Total Liquidity
($MM)

400
350
300
250
200
150
100
50
0
195
42
295
47
4Q 2010
4Q 2011
Cash
Undrawn Revolver

Debt and Liquidity
350
250
342
237
Note: As of February 24, 2012, total debt is $300 million and total liquidity is approximately $300 million.

• Adequate liquidity available to fund 2012 $640 million capital program
 • Strong cash flow in 2012
 • $295 million of $325 million borrowing base available at year-end 2011
 • Potential to raise borrowing base based on performance
 • Recently announced Lobo and Olmos divestiture ($95 million purchase price)
• In low price environment, $250 million capital spend will
 maintain 2012 production level flat versus 2011 exit rate
Liquidity

(MM)	4Q 2011	4Q 2010
Short-Term Debt	$ 20	$ 0
Long-Term Debt	230	350
Total Stockholder’s Equity	633	529
TOTAL	$883	$879

Capitalization
- Debt	28%	40%
- Capital	72%	60%
TOTAL	100%	100%
Capital Structure

• Asset Base High-Graded
 • Divestiture program complete
 • South Texas focus
 • Alberta Basin option
 • Strong Eagle Ford project inventory
• Executing Business Plan
 • Proved reserves doubled since 12/31/10
 • Gates Ranch recoveries increased
 • Increased firm take-away capacity
 • Strong 2012 growth and exit rates projected
• Testing Growth Catalysts
 • Increased Gates Ranch well density
 • Three discoveries in other Eagle Ford areas
 • Complete and evaluate Alberta Basin horizontal program
• Financial Strength
 • Active hedging program
 • Approximately $300MM in liquidity as of February 2012
Summary

REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES